Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D and any amendments thereto with respect to the common stock beneficially owned by each of them, of Hertz Global Holdings, Inc., a Delaware corporation. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D and amendments thereto

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 18th day of December 2012.

CARLYLE GROUP MANAGEMENT L.L.C.

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

THE CARLYLE GROUP L.P.
by:	Carlyle Group Management L.L.C., its general partner

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.
by:	The Carlyle Group L.P., its managing member
by:	Carlyle Group Management L.L.C., its general partner

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II L.P.

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
by:	Carlyle Holdings II L.P., its general partner

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
by:	TC Group Cayman Investment Holdings, L.P., its general partner
by:	Carlyle Holdings II L.P., its general partner

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP IV, L.L.C.

by:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

TC GROUP IV, L.P.
by	TC Group IV, L.L.C., its general partner

by:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CARLYLE PARTNERS IV, L.P.
by:	TC Group IV, L.P., its general partner
by	TC Group IV, L.L.C., its general partner

by:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CP IV COINVESTMENT, L.P.
by:	TC Group IV, L.P., its general partner
by	TC Group IV, L.L.C., its general partner

by:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP II MANAGING GP HOLDINGS, LTD.

by:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP II MANAGING GP, L.P.
by:	CEP II Managing GP Holdings, Ltd., its general partner

by:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP II U.S. INVESTMENTS, L.P.
by:	CEP II Managing GP, L.P., its general partner
by:	CEP II Managing GP Holdings, Ltd., its general partner

by:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CARLYLE EUROPE PARTNERS II, L.P.
by:	CEP II Managing GP, L.P., its general partner
by:	CEP II Managing GP Holdings, Ltd., its General Partner

by:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

CEP II PARTICIPATIONS S.À R.L. SICAR

by:	/s/ Jeremy W. Anderson
Name:	Jeremy W. Anderson
Title:	Authorized Person

TCG HOLDINGS, L.L.C.

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Managing Director

TC GROUP, L.L.C.
by:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Managing Director

TC GROUP IV MANAGING GP, L.L.C.
by:	TC Group, L.L.C., its Managing Member
by:	TCG Holdings, L.L.C., its Managing Member

By:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Managing Director

DBD CAYMAN HOLDINGS LTD.

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	David M. Rubenstein
Title:	Ordinary Member

DBD CAYMAN LTD.

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Ordinary Member

TCG HOLDINGS CAYMAN II, L.P.
by:	DBD Cayman Ltd., its general partner

by:	/s/ Jeremy W. Anderson, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Ordinary Member